MAY 1, 2015
as revised October 6, 2015

Prospectus

THE BURNHAM FAMILY OF FUNDS	Burnham Fund BURHX (Class A) BURJX (Class C)	Burnham Financial Long/Short Fund BURFX (Class A) BURCX (Class C)
Burnham Financial Services Fund BURKX (Class A) BURNX (Class C)

As with all mutual funds,
the U.S. Securities and
Exchange Commission has
not approved or
disapproved these shares or
determined if this
prospectus is truthful or
complete. Any
representation to the
contrary is a
criminal offense.

Each of the Burnham funds has its own risk profile, so be sure to read this prospectus carefully before investing in any of the funds.

Mutual funds are not bank accounts and are neither insured nor guaranteed by the FDIC or any other government agency. An investment in any mutual fund entails the risk of losing money.

Burnham Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation, mainly long term. Income is generally of lesser importance, meaning that it is a secondary goal.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Burnham family of funds. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section of this prospectus and the “Purchase and Redemption of Shares” section of the funds’ Statement of Additional Information (the “SAI”).

Fee Table

	Class A	Class C
Shareholder Fees (paid directly from your investment)
Maximum front-end sales charge on Purchases (load) (as a % of offering price)	5.00%	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%
Maximum redemption fee (% of redemption proceeds)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.60%	0.60%
Distribution and Shareholder Service (12b-1) fees	0.25%	1.00%
Other expenses	0.51%	0.51%
Total Annual Fund Operating Expenses[1]	1.36%	2.11%
[1]	Burnham Asset Management Corp. (the “adviser”) and Burnham Securities, Inc. (the “distributor”) have agreed to waive all or a portion of their management fees and Rule 12b-1 fees, respectively, and reimburse certain other expenses, to the extent required to reduce “Total Annual Fund Operating Expenses” to 1.59% and 2.34% of the average daily net assets attributable to Class A and Class C shares, respectively. Pursuant to the expense limitation agreement, any waivers and reimbursements made by the adviser and/or distributor to the fund are subject to recoupment by the adviser and/or distributor within three years, provided the fund is able to effect repayment and remain in compliance with the expense limitation in effect at the time the fees were waived or reimbursed. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (e.g., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). The expense limitation agreement is effective for the period beginning May 1, 2015 and will terminate on April 30, 2016, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This Example gives effect to the contractual expense reimbursement for one year only. Because actual returns and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$632	$909	$1,207	$2,053
Class C with redemption	$314	$661	$1,134	$2,441

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$632	$909	$1,207	$2,053
Class C without redemption	$214	$661	$1,134	$2,441

THE FUNDS    1

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund pursues its goals by investing in a diverse portfolio primarily consisting of common stocks.

The fund invests in large-capitalization stocks (i.e., companies with a capitalization generally of $14 billion or more, commonly known as “blue-chip”), which are usually issued by well-established companies. These companies generally maintain a sound financial base and offer a variety of product lines and businesses. As compared with smaller-capitalization companies, securities of large-capitalization companies historically have involved less market risk and lower long-term market returns.

In managing the fund’s stock portfolio, the adviser uses sector research, which focuses on selecting the industries the fund will invest in (e.g., top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In selecting individual stocks, the adviser looks for companies that appear to have the following characteristics:

•	Potential for sustained operating and revenue growth
•	Product leadership and strong management teams that focus on enhancing shareholder value
•	Companies with histories of paying regular dividends
•	Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Under normal conditions, the fund intends to remain fully invested with only minimal investments in cash, short-term debt instruments or money market funds. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities and/or invest in other investment companies, including money market funds and exchange-traded funds. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

PRINCIPAL RISKS

The principal risk of investing in the fund is a downturn in the stock market, and particularly in stocks of large-capitalization companies.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes — large-capitalization stocks or particular sectors — fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•	Common Stock Risk — The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Large-Cap Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•	Dividend Risk — This is the risk than an issuer of stock held by the fund may choose not to declare a dividend or the dividend rate might not remain at current levels. Dividend paying stocks might not experience the same level of earnings growth or capital appreciation as non-dividend paying stocks. The fund’s performance during a broad market advance could suffer because dividend paying stocks may not experience the same capital appreciation as non-dividend paying stocks.

2    THE FUNDS

•	Management Risk — The fund is subject to management risk because it is an actively managed investment portfolio. The adviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.

PAST PERFORMANCE

The chart and table provide some indication of the risks of investing in the fund. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the annual total returns of the fund’s Class A shares for each of the last ten calendar years. The returns in the chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The table presents the fund’s average annual returns over 1-, 5- and 10-year periods for Class A shares, and 1- and 5-year periods and since inception for Class C shares, compared to the S&P 500 Index, which represents a broad measure of market performance, and the Morningstar Large Growth Category average, which represents the performance of the fund’s peer group. The funds included in the Morningstar Large Growth Category are determined by Morningstar, Inc. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual operating expenses. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-462-2392.

Best Quarter:   14.79% in 2nd Quarter of 2009
Worst Quarter:  (20.20)% in 4th Quarter of 2008

Average Annual Total Returns

(For the following periods ended 12/31/2014)	1 year	5 years	10 years/ Since Inception
CLASS A SHARES
Total Return Before Taxes	2.65%	13.14%	7.03%
Return After Taxes on Distributions[1]	1.37%	12.23%	6.30%
Return After Taxes on Distributions and Sale of Fund Shares[1]	2.54%	10.54%	5.68%
CLASS C SHARES (Inception date: April 30, 2004)
Return Before Taxes	6.25%	13.47%	6.79%
Standard & Poor’s 500 Index (reflects no deduction of fees, expenses or taxes)	13.69%	15.45%	7.67%
Morningstar Large Growth Category (reflects no deduction of fees, expenses or taxes)	10.00%	14.09%	7.68%
[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The after-tax returns are shown only for Class A shares; after-tax returns Class C shares will vary.

THE FUNDS    3

ADVISER

The fund is advised by Burnham Asset Management Corp.

Portfolio Managers

Jon M. Burnham has had primary day-to-day responsibility for the fund’s portfolio since 1995. Mr. Burnham is President, Chief Executive Officer and Chair of the Board and the Chair and Chief Executive Officer of the adviser.

Debra B. Hyman has assisted in the day-to-day management of the fund’s portfolio since 2012. Ms. Hyman is Executive Vice President of the Trust since 1989.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for an individual retirement and minor custodial accounts or an automatic investment program is $100 ($50 subsequent investments) and for all other accounts is $2,500 ($500 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” in this prospectus.

TAX INFORMATION

The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

4    THE FUNDS

Burnham Financial Services Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Burnham family of funds. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section of this prospectus and the “Purchase and Redemption of Shares” section of the funds’ Statement of Additional Information (“SAI”).

Fee Table

	Class A	Class C
Shareholder Fees (paid directly from your investment)
Maximum front-end sales charge on Purchases (load) (as a % of offering price)	5.00%	N/A
Maximum deferred sales charge (load) (% of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%
Maximum redemption fee (% of redemption proceeds)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.75%	0.75%
Distribution and Shareholder Service (12b-1) fees	0.25%	1.00%
Other expenses	0.64%	0.64%
Total Annual Fund Operating Expenses	1.64%	2.39%
Expense Recoupment[1]	0.16%	0.16%
Total Annual Fund Operating Expenses After Expense Recoupment[1]	1.80%	2.55%
[1]	Burnham Asset Management Corp. (the “adviser”) and Burnham Securities, Inc. (the “distributor”) have agreed to waive all or a portion of their management fees and Rule 12b-1 fees, respectively, and to reimburse certain expenses, to the extent required to reduce “Total Annual Fund Operating Expenses” to 1.80% and 2.55% of the average daily net assets attributable to Class A and Class C shares, respectively. Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser and/or distributor to the fund are subject to recoupment by the adviser and/or distributor within three years provided the fund is able to effect repayment and remain in compliance with the expense limitation in effect at the time the fees were waived or reimbursed. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). The expense limitation agreement is effective for the period beginning May 1, 2015 and will terminate on April 30, 2016, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Board.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This Example gives effect to the contractual expense reimbursement for one year only. Because actual returns and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$674	$1,038	$1,426	$2,510
Class C with redemption	$358	$793	$1,355	$2,885

THE FUNDS    5

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$674	$1,038	$1,426	$2,510
Class C without redemption	$258	$793	$1,355	$2,885

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 106% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in stocks of U.S. companies that are in the financial services sector. The fund may invest in companies of any size, but, under normal conditions, the fund invests primarily in mid, small and micro capitalization financial services companies. The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks
•	Insurance companies
•	Home, auto and other specialty finance companies
•	Securities brokerage firms and electronic trading networks
•	Investment management and advisory firms
•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)
•	Thrift and savings banks
•	Financial conglomerates
•	Electronic transaction processors for financial services companies
•	Real estate investment trusts
•	Depository institutions
•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

Ordinarily, the fund’s portfolio will be invested primarily in common stocks. In selecting stocks, the adviser uses a combination of growth and value strategies. The fund may also invest in companies that may experience unusual and possibly unique developments, or “special situations”, which may create a special opportunity for significant returns. Special situations include: significant technological improvements or important discoveries; reorganizations, recapitalizations or mergers; favorable resolutions of litigation; new management or material changes in company policies; and actual or potential changes in control of a company.

Under normal conditions, the fund intends to remain fully invested with only minimal investments in cash, or short-term debt instruments or money market funds. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities and/or invest in other investment companies, including money market funds and exchange-traded funds. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

6    THE FUNDS

PRINCIPAL RISKS

The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes — mid and small-capitalization stocks or particular sectors — fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•	Common Stock Risk — The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Management Risk — The fund is subject to management risk because it is an actively managed investment portfolio. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or security selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.
•	Small- and Mid-Capitalization Companies Risk — The fund may invest in the securities of companies with small and mid-capitalizations, which can involve greater risk and the possibility of greater portfolio volatility than investments in securities of large capitalization companies. Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks. Small and mid-capitalization companies may have limited product lines and financial resources and may depend upon a limited or less experienced management group. The securities of small capitalization companies trade in the over-the-counter markets or on regional exchanges and may not be traded daily or in the volume typical of trading on a national securities exchange, which may make these securities more difficult to value and to sell.
•	Financial Services Sector Risk — The financial services sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital and price competition. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies. In addition, the financial services sector was materially and adversely affected by the recent recession, credit crisis and, more recently, the global debt crisis, the effects which are still being felt. A significant number of assets have been written down and additions to reserves have been at unprecedented levels. Regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the fund invests. Particularly, regulation of banks may limit both the amounts and types of loans they can make, the interest rates and fees they can charge and the amount of capital they must maintain. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile. An adverse event could disproportionally affect the financial services sector, particularly national and regional bank holdings. The continuing consolidation of financial services companies, including banks, may have adverse effects on individual holdings in the fund or the sector. Financial services companies could fall further out of favor, causing the fund to underperform funds that focus on other types of stocks.
•	Micro Capitalization Companies Risk — Micro cap stocks have a market capitalization of less than $250 million. Micro cap companies may be less financially secure than large, mid or small capitalization companies. Micro cap companies may be in the early state of development or newly formed with limited markets or product lines. There may also be less public information about micro cap companies. In addition, micro cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro cap stock prices also may be more volatile than large, mid or small cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro cap companies may not be traded daily. As a result, some of the fund’s holdings may be considered or become illiquid.
•	Portfolio Turnover Risk — The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the fund’s transaction costs, thereby lowering its returns. It also may increase your tax liability.
•	Special Situations Risk — The fund will seek to benefit from “special situations,” such as mergers, reorganizations, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur or involve longer time frames than originally expected, which could have a negative impact on the price of the issuer’s securities and fail to produce gains or produce a loss for the fund.

THE FUNDS    7

PAST PERFORMANCE

The chart and table provide some indication of the risks of investing in the fund. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the annual total returns of the fund’s Class A shares for each of the last ten calendar years. The returns in the chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The table presents the fund’s average annual returns over 1-, 5- and 10-year periods for Class A shares, and over 1- and 5-year periods and since inception for Class C shares, compared to the NASDAQ Bank Index, which represents a broad measure of market performance, and the Morningstar Financial Sector Category average, which represents the performance of the fund’s peer group. The funds included in the Morningstar Financial Sector Category are determined by Morningstar, Inc. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual operating expenses. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-462-2392.

Best Quarter:   20.49% in the 2nd Quarter of 2009
Worst Quarter:  (15.46)% in the 3rd Quarter of 2011

Average Annual Total Returns

(For the following periods ended 12/31/2014)	1 year	5 years	10 years/ Since Inception
CLASS A SHARES
Total Return Before Taxes	5.54%	10.06%	5.16%
Return After Taxes on Distributions[1]	4.85%	9.89%	4.46%
Return After Taxes on Distributions and Sale of Fund Shares[1]	3.64%	7.98%	3.99%
CLASS C SHARES (Inception date: April 29, 2005)
Return Before Taxes	9.26%	10.34%	6.08%
NASDAQ Bank Index (reflects no deduction of fees, expenses or taxes)	4.91%	12.50%	0.55%
Morningstar Financial Sector Category (reflects no deduction of fees, expenses or taxes)	4.90%	10.45%	2.47%
[1]	Where the Return After Taxes on Distributions and Sale of Fund Shares is higher than the Total Return Before Taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C shares will vary.

8    THE FUNDS

ADVISER

The fund is advised by Burnham Asset Management Corp.

Subadviser

Mendon Capital Advisors Corp. (“Mendon”) is the subadviser.

Portfolio Manager

Anton Schutz has had primary day-to-day responsibility for the fund’s portfolio since its inception in 1999. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for an individual retirement and minor custodial accounts or an automatic investment program is $100 ($50 subsequent investments) and for all other accounts is $2,500 ($500 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” in this prospectus.

TAX INFORMATION

The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUNDS    9

Burnham Financial Long/Short Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation.

FEES AND EXPENSES OF THE FUND

The table below describes the fees and expenses you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Burnham family of funds. More information about these and other discounts is available from your financial professional and in the “Choosing a Share Class” section of this prospectus and the “Purchase and Redemption of Shares” section of the funds’ Statement of Additional Information (the “SAI”).

Fee Table

	Class A	Class C
Shareholder Fees (paid directly from your investment)
Maximum front-end sales charge on Purchases (load) (as a % of offering price)	5.00%	N/A
Maximum deferred sales charge (load) (as a % of offering price or the amount you receive when you sell shares, whichever is less)	N/A	1.00%
Maximum redemption fee (as a % of redemption proceeds)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees[1]	0.80%	0.80%
Distribution and Shareholder Service (12b-1) fees	0.30%	1.00%
Other expenses
Short sale dividend and interest expenses[3]	0.49%	0.49%
Remainder other expenses	0.76%	0.76%
Total other expenses	1.25%	1.25%
Total Annual Fund Operating Expenses	2.35%	3.05%
Expense Reimbursement[2]	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Expense Reimbursement[2]	2.30%	3.00%
[1]	The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00%. For more information, see “Management Fees.”
[2]	Burnham Asset Management Corp. (the “adviser”) has agreed to reimburse certain expenses to the extent required to reduce “Other expenses” to 0.65% of the average daily net assets attributable to Class A and Class C shares. In accordance with the expense limitation agreement, the adviser will not reimburse the fund for certain expenses, such as interest, taxes, brokerage commissions, dealer spreads and other transaction costs, capitalized expenditures, acquired fund fees and expenses, short sale dividends and interest expenses, extraordinary expenses not incurred in the ordinary course of the fund’s business (i.e., litigation, indemnification) and any other costs and expenses approved by the Board of Trustees (the “Board”) of Burnham Investors Trust (the “Trust”). Pursuant to the expense limitation agreement any waivers and reimbursements made by the adviser to the fund are subject to recoupment by the adviser and/or distributor within three years provided the fund is able to effect repayment and remain in compliance with the expense limitation in effect at the time the fees were waived or reimbursed. The expense limitation agreement is effective for the period beginning May 1, 2015 and will terminate on April 30, 2016, unless it is renewed by all parties to the agreement, the investment advisory agreement between the Trust, on behalf of the fund, and the adviser (the “Advisory Agreement”) is terminated, or the expense limitation agreement is otherwise terminated with the consent of the fund. The expense limitation agreement may only be terminated during its term with approval of the Board.
[3]	Short sale dividends and interest expenses on securities sold short are treated as an expense and increase the fund’s expense ratio, although no cash is received or paid by the fund. “Net annual operating expenses” were 1.80% for Class A and 2.50% for Class C. Short sale dividend expenses and interest expenses will vary and may be either greater than or less than the amount disclosed.

10    THE FUNDS

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. This Example gives effect to the contractual expense reimbursement for one year only. Because actual return and expenses may be different, this example is for comparison purposes only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Class A	$721	$1,192	$1,688	$3,048
Class C with redemption	$403	$937	$1,597	$3,361

You would pay the following expenses if you did not redeem your shares:

	1 year	3 years	5 years	10 years
Class A	$721	$1,192	$1,688	$3,048
Class C without redemption	$303	$937	$1,597	$3,361

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 131% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The fund pursues its goal by investing at least 80% of its net assets (including borrowing, if any) in the common stocks of U.S. companies of any market capitalization that are in the financial services sector. The fund may invest in companies in the financial services sector of any size and the portion invested in small, medium or large companies is expected to vary over time based on the subadviser’s view as to how to achieve the fund’s objective.

Because the fund is non-diversified, the fund may also have larger positions in smaller capitalization companies due to market conditions. Investing in smaller capitalization companies may allow the fund to capitalize on merger and acquisition activity involving regional banking and savings institutions. The fund considers all of the following as part of the financial services sector:

•	Regional and money center banks
•	Insurance companies
•	Home, auto and other specialty finance companies
•	Securities brokerage firms and electronic trading networks
•	Investment management and advisory firms
•	Publicly traded, government-sponsored financial intermediaries, such as the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)
•	Thrift and savings banks
•	Financial conglomerates
•	Electronic transaction processors for financial services companies
•	Real estate investment trusts
•	Depository institutions
•	Any company that derives at least 50% of its revenues from doing business with financial services companies, such as financial software companies

THE FUNDS    11

The fund is non-diversified and may invest a larger portion of its assets in the securities of a single company than diversified funds. Notwithstanding its non-diversified status, the fund intends to diversify its assets to the extent necessary to qualify for tax treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended.

The fund may use futures and options on securities, indices and other derivatives to hedge against market changes or as a substitute for securities transactions. The fund may use derivatives (a type of instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments) to hedge against market changes or as a substitute for securities transactions. It may also use derivatives in attempts to profit from anticipated market and security movements. The fund expects that its primary investments in derivatives will be in written covered call options but may invest in covered put options.

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. Selling short may serve to hedge the fund’s long portfolio in periods of market decline and to use negative information about companies gained from the adviser’s research to the fund’s advantage. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

Under normal conditions, the fund intends to remain fully invested with only minimal investments in cash, or short-term debt instruments or money market funds. In extraordinary circumstances, the fund may invest extensively in cash or short-term investment-grade debt securities and/or invest in other investment companies, including money market funds and exchange-traded funds. In such circumstances, the fund would be assuming a temporary defensive position and would not be pursuing its primary goal.

PRINCIPAL RISKS

The principal risks of investing in the fund are the performance of the stock market, especially the stocks of financial services companies, and to a lesser degree, the level of interest rates. Because the fund concentrates its investments in one sector of the economy, investors should expect greater volatility than in a fund that invests across several sectors.

Any of the following situations could cause the fund to lose money or underperform in comparison with its peer group:

•	Market Risk — This is the risk that the price of a security will fall due to changing economic, political or market conditions, or due to a company’s individual situation. The risk would be greater if any of the categories of securities that the fund emphasizes fell out of favor with the market. Companies in the fund’s portfolio could fail to achieve earnings estimates or other market expectations, causing their stock prices to drop.
•	Common Stock Risk — The fund invests primarily in common stocks, which subjects the fund and its shareholders to the risks associated with common stock investing. These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the fund invests may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.
•	Management Risk — The fund is subject to management risk because it is an actively managed investment portfolio. The subadviser will apply its investment techniques and risk analyses in making investment decisions for the fund, but there is no guarantee that its decisions will produce the intended result. The fund’s management strategy or securities selection methods could prove less successful than anticipated or unsuccessful. This risk is common for all actively managed funds.
•	Derivative Instruments Risk — Derivatives involve substantial risk, because a relatively small change in the security or index underlying a derivative can produce a disproportionately large profit or loss. The fund may lose more than its initial investment. If the fund has a derivative investment that begins to deteriorate, there may be no way to sell it and avoid further losses, because no buyer may be available.
•	Covered Call Options Risk — Investments in covered call options involve certain risks. These risks include limited gains and lack of liquidity of the underlying stock.
•	Covered Put Options Risk — Investments in covered put options involve certain risks. These risks include the risk of loss if fair value of the underlying securities declines and limited gains.

12    THE FUNDS

•	Financial Services Sector Risk — The financial services sector can be significantly affected by changes in interest rates, the rate of corporate and consumer debt defaults, the availability and cost of borrowing and raising capital and price competition. Changing interest rates could reduce the profitability of certain types of companies in the financial services sector. For example, rising interest rates increase the cost of financing to, and may reduce the profitability of, certain financial services companies. In addition, the financial services sector was materially and adversely affected by the recent recession, credit crisis and, more recently, the global debt crisis, the effects which are still being felt. A significant number of assets have been written down and additions to reserves have been at unprecedented levels. Regulation in response to the financial crisis, such as the Dodd-Frank Act, may materially and adversely affect companies in which the fund invests. Particularly, regulation of banks may limit both the amounts and types of loans they can make, the interest rates and fees they can charge and the amount of capital they must maintain. The valuation of financial services companies, including banks, continues to be in flux as markets remain volatile. An adverse event could disproportionally affect the financial services sector, particularly national and regional bank holdings. The continuing consolidation of financial services companies, including banks, may have adverse affects on individual holdings in the fund or the sector. Financial services companies could fall further out of favor, causing the fund to underperform funds that focus on other types of stocks.
•	Micro Capitalization Companies Risk — Micro cap stocks have a market capitalization of less than $250 million. Micro cap companies may be less financially secure than large, mid or small capitalization companies. Micro cap companies may be in the early state of development or newly formed with limited markets or product lines. There may also be less public information about micro cap companies. In addition, micro cap companies that rely on smaller management teams may be vulnerable to key personnel losses. Micro cap stock prices also may be more volatile than large, mid or small cap stocks, may have lower trading volume and lower degree of liquidity which makes these securities difficult to value and to sell. The securities of micro cap companies may not be traded daily. As a result, some of the fund’s holdings may be considered or become illiquid.
•	Small- and Mid-Capitalization Companies Risk — Historically, stocks of small and mid-capitalization companies and recently organized companies have been more volatile in price than those of the larger market capitalization companies. Among the reasons for the greater price volatility is the lower degree of liquidity in the markets for such stocks, which may make these securities difficult to value and to sell. As a result, some of the fund’s small cap holdings may be considered or become illiquid. Such companies also may have limited product lines and financial resources and may depend upon a limited or less experienced management group.
•	Large-Cap Company Risk — Larger, more established companies may be unable to respond quickly to new competitive challenges, such as changes in consumer tastes or innovative smaller competitors. Also, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.
•	Non-Diversification Risk — Matters affecting the stock price of a single company in which the fund invests may have a greater impact on the fund’s share price than in a diversified fund. Such non-diversification will increase the volatility of the value of the fund’s portfolio investments.
•	Short Sale Risk — Selling short may produce higher than normal portfolio turnover and result in increased transaction costs to the fund. In addition, selling short magnifies the potential for both gain and loss to the fund and its shareholders. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. By contrast, the fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero.
•	Portfolio Turnover Risk — The portfolio turnover rate measures the frequency with which the fund sells and replaces its securities within a given period. The fund anticipates that it will experience a high portfolio turnover rate. High turnover can increase the fund’s transaction costs, thereby lowering its returns. It also may increase your tax liability.

THE FUNDS    13

PAST PERFORMANCE

The chart and table provide some indication of the risks of investing in the fund. Bear in mind that past performance (before and after taxes) is not a guarantee of future performance.

The bar chart shows the annual total returns of the fund’s Class A shares for each full calendar year since inception. The returns in the chart do not include the effect of Class A shares’ front-end sales charges. These figures would be lower if they reflected such sales charges. The table presents the fund’s average annual returns for 1- and 5-year periods and since inception for each share class compared to the KBW Bank Index, which represents a broad measure of market performance, and the Morningstar Long/Short Category average, which represents the performance of the fund’s peer group. The funds included in the Morningstar Long/Short Category are determined by Morningstar, Inc. The fund’s performance figures assume that all distributions were reinvested in the fund. The performance calculations reflect the deduction of the maximum sales charges and annual operating expenses. Updated performance information may be obtained on the funds’ website at www.burnhamfunds.com or by calling 1-800-462-2392.

Best Quarter:   20.67% in the 2nd Quarter of 2009
Worst Quarter:  (20.09)% in the 3rd Quarter of 2011

Average Annual Total Returns

(For the following periods ended 12/31/2014)	1 year	5 years	Since Inception (April 30, 2004)
CLASS A SHARES
Total Return Before Taxes	6.48%	7.43%	8.12%
Return After Taxes on Distributions[1]	5.04%	6.40%	6.58%
Return After Taxes on Distributions and Sale of Fund Shares[1]	4.17%	5.49%	5.99%
CLASS C SHARES
Return Before Taxes	10.33%	7.79%	7.94%
The KBW Bank Index (reflects no deduction of fees, expenses or taxes)	9.35%	13.65%	(0.79)%
Morningstar Long/Short Category (reflects no deduction of fees, expenses or taxes)	2.92%	6.85%	5.28%
[1]	Where the Return After Taxes on Distributions and Sale of Fund Shares is higher than the Total Return Before Taxes, it is due to realized losses. If realized losses occur upon the sale of fund shares, the capital loss is recorded as a tax benefit, which increases the return.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. The after-tax returns are shown only for Class A shares; after-tax returns for Class C shares will vary.

14    THE FUNDS

ADVISER

The fund is advised by Burnham Asset Management Corp.

Subadviser

Mendon Capital Advisors Corp. (“Mendon”) is the subadviser.

Portfolio Manager

Anton Schutz has had primary day-to-day responsibility for the fund’s portfolio since its inception in 2004. Mr. Schutz is the President of Mendon.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment amount for an individual retirement and minor custodial accounts or an automatic investment program is $100 ($50 subsequent investments) and for all other accounts is $2,500 ($500 subsequent investments). You may redeem shares of the fund on each day that the fund is open for business by sending a written request by mail (Burnham Investors Trust, c/o BNY Mellon Asset Servicing, P.O. Box 9781, Providence, Rhode Island, 02940-9781), or, as long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by telephone (BNY Mellon Asset Servicing, 1-800-462-2392).

For additional information about purchase and sale of fund shares, please turn to “How to Buy Shares” in this prospectus.

TAX INFORMATION

The fund intends to make distributions that will generally be taxed as ordinary income or capital gains.

FINANCIAL INTERMEDIARY COMPENSATION

Payments to Broker-Dealers and other Financial Intermediaries

If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your sales person to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

THE FUNDS    15

Additional Information

The Burnham
Family of Funds

Burnham Asset Management Corp. and Burnham Securities Inc. were founded in 1989.

Burnham Investors Trust offers flexibility to investors. All the funds of the Trust share the adviser’s fundamental philosophy of prudent investment and risk management.

No dealer, sales representative, or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus and in the related Statement of Additional Information (“SAI”), in connection with the offer contained in this prospectus. If given or made, such other information or representations must not be relied upon as having been authorized by the funds or the distributor. This prospectus and the related SAI do not constitute an offer by the funds or by the distributor to sell shares of the funds to or to buy shares of the funds from any person to whom it is unlawful to make such an offer.

16    THE FUNDS

Additional Information on Investment Objectives, Principal Investment Strategies and Risks of Each Fund

Information relating to the funds in this section is in addition to the information included in the Summary section for each fund.

Burnham Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance, meaning that it is a secondary goal. The fund’s objective is fundamental and may not be changed without shareholder approval.

How the Fund Selects Securities

In managing the fund’s stock portfolio, the adviser uses sector research, which focuses on selecting the industries the fund will invest in (e.g., top-down research). The fund seeks to reduce risk by diversifying across many different industries and economic sectors. In the past, the fund has tended to favor the following sectors:

•	Consumer Discretionary
•	Consumer Staples
•	Energy
•	Financial Services
•	Industrials
•	Information Technology
•	Materials

The fund may emphasize different sectors in the future.

In selecting individual stocks, the adviser looks for companies that appear to have the following characteristics:

•	Potential for sustained operating and revenue growth
•	Product leadership and strong management teams that focus on enhancing shareholder value
•	Companies with histories of paying regular dividends
•	Securities that appear undervalued by the market or that seem to be poised to benefit from restructuring or similar business changes

Although the fund typically favors large-capitalization stocks (commonly known as “blue-chip”) companies, it will consider opportunities in small- and medium-capitalization companies that meet its selection criteria.

THE FUNDS    17

Burnham Financial Services Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation. The fund’s objective is non-fundamental and may be changed without shareholder approval upon 60 days’ notice to shareholders.

How the Fund Selects Securities

In selecting stocks, the fund’s adviser uses a combination of growth and value strategies. The adviser seeks growth stocks of companies with the following characteristics:

•	Capable management
•	Attractive business niches
•	Sound financial and accounting practices
•	Demonstrated ability to sustain growth in revenues, earnings and cash flow

The adviser also looks for opportunities to purchase value stocks of companies that appear to be:

•	Undervalued based on their balance sheets or individual circumstances
•	Temporarily distressed
•	Poised for a merger or acquisition

The fund will invest at least 80% of its net assets (including borrowings, if any) in stocks of U.S. companies in the financial services sector. The fund may change this policy upon 60 days’ notice to shareholders.

Burnham Financial Long/Short Fund

INVESTMENT OBJECTIVE: The fund seeks capital appreciation. The fund’s objective is non-fundamental and may be changed without shareholder approval upon 60 days’ prior notice.

How the Fund Selects Securities

In selecting stocks, the fund’s adviser uses a combination of growth and value strategies. The adviser seeks growth stocks of companies with the following characteristics:

•	Capable management
•	Attractive business niches
•	Sound financial and accounting practices
•	Demonstrated ability to sustain growth in revenues, earnings and cash flow

The adviser also looks for opportunities to purchase value stocks of companies that appear to be:

•	Undervalued based on their balance sheets or individual circumstances
•	Temporarily distressed
•	Poised for a merger or acquisition

The portfolio manager constructs the fund’s portfolio using both a top-down and bottom-up analysis. Examples of top-down analysis include the study of interest rates, credit trends and other macroeconomic factors that broadly affect the financial services sector. Examples of bottom-up analysis include industry screens, sell-side company research reports, company models and other fundamental research that are used to construct the fund’s portfolio on a stock-by-stock basis. In addition to its own fundamental research, the adviser relies on a broad information network to gather data and to find potential investments. This network includes buy-side and sell-side research analysts, portfolio advisers of both mutual funds and hedge funds, management teams at companies and other industry contacts. Using both, a top-down and a bottom-up analysis, the adviser attempts to identify how various financial services sub-sectors and the individual companies therein will move in reaction to market events. Every potential investment is evaluated by weighing its potential for gain against its associated risks. Because of the way the adviser constructs the fund’s portfolio, there may be times when the fund’s investments are focused in one or more financial services sub-sectors and/or a limited number of regions of the U.S.

18    THE FUNDS

The fund may take “short” positions (i.e., sell “short”) in securities of companies believed to be overvalued, with a maximum short exposure limit of 25% of net assets, which is measured and monitored daily by management. The fund generally makes money if the value of the security when repurchased by the fund is less than its value when the fund sold the security short. When the fund sells a security short, it borrows a security it does not own from a third party and sells it at the then current market price. The fund is then obligated to buy the security on a later date so that it can return the security to the lender. Until the fund replaces the borrowed security, it will maintain collateral daily in a segregated account, as required by law. A security held in a segregated account cannot be sold while the position it is covering is outstanding unless it is replaced with cash, cash equivalent or a similar security. The fund is also required to repay the lender the dividends or interests that accrue on the stock during the period of the loan. Selling short may be used to hedge the fund’s long portfolio in periods of market decline and to seek to take advantage of negative information about companies gained from the adviser’s research. A strategy involving selling a particular security short is separate and distinct from a strategy of buying and then selling the underlying security itself.

The fund will invest at least 80% of its net assets (including borrowings, if any) in stocks of U.S. companies in the financial services sector. The fund may change this policy upon 60 days’ notice to shareholders.

CALL OPTIONS

The Fund Collects a Premium.

For the right to purchase the underlying securities from the fund, the buyer of a call option sold by the fund pays a fee or “premium” to the fund. The premium is paid at the time the option is purchased, and is not refundable to the buyer regardless of what happens to the securities’ price.

If the Option is Exercised.

The buyer of an option may elect to exercise the option at the exercise price at any time before the option expires. The fund is then obligated to deliver the underlying shares at that exercise price. Options are normally exercised if the market price of the securities exceeds the exercise price of the option.

If the Option Expires.

If the market price of the security does not exceed the exercise price, the call option will likely expire without being exercised. The fund keeps the premium. The fund may continue to hold the underlying security or may sell the position.

MORE INFORMATION ON CERTAIN PRINCIPAL RISKS

•	Derivative Instruments Risk — The fund’s ability to utilize derivatives successfully will depend on the adviser’s ability to predict pertinent market, security and interest rate movements, which cannot be assured. Derivatives involve a number of risks, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view of certain market, security or interest rate movements is incorrect, the risk that the use of derivatives could result in losses greater than if they had not been used. The writing of put and call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than (in the case of purchase due to the exercise of put options) or lower than (in the case of sales due to the exercise of call options) current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The use of options and futures transactions entail certain other risks. Futures markets are highly volatile, and the use of futures may increase the volatility of the fund’s investments. The variable degree of correlation between the price movements of future contracts and price movements in the related portfolio position of the fund creates the possibility that losses on the derivative instruments may be greater than gains in the value of the fund’s position. In addition, futures and options markets may not be liquid in all circumstances, and over-the-counter options may have no markets. As a result, in certain markets, the fund might not be able to close out a transaction without incurring substantial losses. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in value of the position, at the same time, such transactions can limit the potential gain that might result from an increase in value of such position.
•	Covered Call Options Risk — Investments in covered call options involve certain risks. These risks include:
•	Limited gains. By selling a covered call option, the fund may forego the opportunity to benefit from an increase in price of the underlying security above the exercise price, but continues to bear the risk of a decline in the value of the underlying stock.

THE FUNDS    19

•	Lack of liquidity for the option. A liquid market may not exist for the option. If the fund is not able to close out the options transactions, the fund will not be able to sell the underlying security until the option expires or is exercised.
•	Tax Consequences to Writing Covered Call Options Risk — The fund expects to generate premiums from its sale of call options. These premiums typically will result in short-term capital gains to the fund for federal and state income tax purposes, which usually will be taxable as ordinary income when distributed to shareholders. Transactions involving the disposition of a fund’s underlying securities (whether pursuant to the exercise of a call option or otherwise) will give rise to capital gains or losses. Because the fund will have no control over the exercise of the call options it writes, it may be forced to realize capital gains or losses at inopportune times.
•	Covered Put Options Risk — Investments in covered put options involve certain risks. These risks include:
•	Limited Gains. By selling a covered put option, the fund’s gains are limited only to the extent of the premiums received as the holder of the option will not exercise it.
•	Lack of Liquidity for the option. By buying a covered put option, the fund’s gains are limited only to the extent of the premiums received as the holder of the option will not exercise it.
•	Non-diversification Risk — Because the fund may invest in a smaller number of securities, adverse changes to a single security will have a more pronounced negative effect on the fund than if the fund’s investments were more widely distributed.
•	Short Sale Risk — The larger the fund’s short position, the greater the potential for gain and loss. If a security sold short increases in price, the fund may have to cover its short position at a higher price than the short sale price, resulting in a loss, which can be unlimited. To borrow the security, the fund also may be required to pay a premium, which could increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the fund may be required to pay in connection with the short sale. In addition, because the fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited.

Understanding Fund Fees and Expenses

SHAREHOLDER FEES

The following definitions may be helpful in understanding shareholder fees.

FRONT-END SALES CHARGE

An amount charged for the sale of Class A fund shares, usually sold by a broker or sales professional. A sales charge or load is reflected in the asked or offering price.

ASKED OR OFFERING PRICE

The price at which a fund’s shares may be purchased. The asked or offering price includes the current net asset value per share (“NAV”) plus any sales charge.

CONTINGENT DEFERRED SALES CHARGE

A fee imposed when Class C shares are redeemed during the first few years of ownership. Please refer to “Choosing a Share Class” for further information on alternative purchase arrangements.

SHORT-TERM REDEMPTION FEE

A fee imposed when shares are redeemed within 30 days of ownership. The fee is paid to the fund and is intended to compensate the fund and its remaining shareholders for the costs associated with short-term investors.

FUND EXPENSES

The following definitions may be helpful in understanding fund expenses.

MANAGEMENT FEES

Fees paid to the adviser for the supervision of the fund’s investment program.

DISTRIBUTION (RULE 12b-1) FEES

Pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, mutual funds may use some of their assets to pay commissions to brokers, other marketing expenses and shareholder service fees. You should take Rule 12b-1 fees into account when choosing a fund and share class. Because these fees are paid out of the fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

20    THE FUNDS

OTHER EXPENSES

Fees paid by the fund for miscellaneous items such as transfer agency, custodian, administration, professional and registration fees.

DISCLOSURE OF PORTFOLIO HOLDINGS

A full schedule of portfolio holdings for each fund current as of month-end, is available on the Trust’s website at www.burnhamfunds.com approximately 30 days after the end of each month. This information will remain available on the website at least until the date on which the funds file a Form N-CSR or Form N-Q with the U.S. Securities and Exchange Commission (the “Commission”) for the period that includes the date as of which the information is current. The Trust may suspend the posting of this information or modify this policy without notice to shareholders. A description of the Trust’s policies and procedures with respect to the disclosure of the Trust’s portfolio securities is available in the SAI.

THE FUNDS    21

The Investment Adviser

The Trust’s investment adviser and manager is Burnham Asset Management Corporation, located at 40 West 57th Street, 28th Floor, New York, New York 10019. The adviser was founded in 1989.

With respect to the Burnham Fund, the adviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions. With respect to the other funds that utilize an investment subadviser, the adviser is responsible for overseeing the subadviser and recommending the selection, termination and replacement of subadvisers. Subject to the approval of the Trust’s Board, the adviser also establishes and modifies whenever necessary the investment strategies of each fund. In return for these services, the adviser receives a fee from each fund as described in the table below. A subadviser is responsible for economic research, industry and company analysis, portfolio recommendations and all investment decisions with respect to its fund. The adviser pays a subadvisory fee to each subadviser out of its own assets. No fund is responsible for paying any portion of the subadvisory fee to any subadviser.

THE SUBADVISER

Mendon

Mendon is a registered investment adviser incorporated in the State of Delaware. Mendon has been providing investment advisory services that focus on the financial services industry since 1996 and has served as the Burnham Financial Services Fund’s subadviser since its inception in 1999 and as the Burnham Financial Long/Short Fund’s subadviser since its inception in 2004. For services provided to these funds, the adviser (and not the funds) pays the subadviser at the rates set forth in the subadvisory agreements.

The advisory fees (after contractual waivers) paid by the funds as a percentage of the net assets for the fiscal year ended December 31, 2014 were as follows:

FEE AS A % OF AVERAGE DAILY NAV	Advisory Fee Rate for Fiscal Year Ended 12/31/14	Actual Advisory Fee Rate for Fiscal Year Ended 12/31/14
Burnham Fund	0.60%[1]	0.60%[1]
Burnham Financial Services Fund	0.75%[1]	0.75%[1]
Burnham Financial Long/Short Fund	0.80%[1,2]	0.85%[1,2]
[1]	The adviser has contractually agreed to waive all or a portion of its management fee, with respect to the Burnham Fund and the Burnham Financial Services Fund, which may reduce the adviser’s fees. In addition, the adviser has contractually agreed to reimburse certain expenses with respect to the Burnham Financial Long/Short Fund, to the extent required to reduce “total annual operating expenses” or “other expenses,” as the case may be for the applicable fund, to specified levels as described earlier in this prospectus.
[2]	The fund pays a management fee consisting of a basic annual fee of 0.90% of the fund’s average daily net assets and a performance adjustment based on a rolling 36-month period, resulting in a minimum fee of 0.80% and a maximum fee of 1.00% of average daily net assets based on the performance of the fund as compared to the KBW Bank Index. For the fiscal year ended December 31, 2014, the advisory fee rate (prior to contractual waivers) was 0.90%.

A discussion regarding the basis for the Board’s approval of the funds’ investment advisory and subadvisory agreements is available in the funds’ annual report to shareholders for the fiscal year ended December 31, 2014.

The Trust and the adviser have received an exemptive order from the Commission permitting the adviser, subject to the approval of the Board, to select subadvisers to serve as portfolio managers of the Trust or to materially modify an existing subadvisory contract without obtaining shareholder approval of a new or amended subadvisory contract. Under the exemptive order, the adviser has ultimate responsibility to oversee and to recommend the hiring, termination and replacement of any subadviser. The shareholders of the Burnham Financial Services Fund must initially grant such responsibility to the adviser. In 2005, shareholders of the Burnham Fund granted such responsibility to the adviser, and the initial shareholder of the Burnham Financial Long/Short Fund granted such responsibility to the adviser prior to the public offering of that fund’s shares. More information regarding the adviser, aggregate fees paid to the adviser and subadvisers for the most recent fiscal year and the portfolio managers can be found in the Trust’s SAI.

22    THE FUNDS

Portfolio Management

Information regarding each fund’s portfolio manager, the portfolio manager’s title and length of service can be found in each respective fund’s summary above. The SAI provides additional information about the portfolio manager’s compensation, other accounts under management and ownership of securities in the fund.

THE FUNDS    23

Your Account

As an investor, you have flexibility in choosing a share class, setting up your account, making exchanges between funds and withdrawing money from your account. In this section, you will find detailed information about the various options available to you. It is important to read the entire section so that you will understand all of the factors — including tax liability, sales charges, and transaction volume — that should influence your investment decisions.

DISTRIBUTION AND SERVICE FEES

Each fund has adopted a distribution and service plan under Rule 12b-1 for each class of shares whereby these funds pay the distributor for expenses incurred in connection with distributing fund shares and/or in providing shareholder support services. These services may include, among others: (1) establishing, maintaining and processing changes in shareholder accounts; (2) answering shareholder inquiries; (3) distributing prospectuses, reports, advertising and sales literature; and (4) preparing account statements and confirmations. The distributor and/or the adviser may (and currently do) pay amounts to intermediaries, such as banks, broker-dealers, and other service providers, that provide these services. The distributor and/or the adviser may make these payments from its distribution fee or management fee revenue, past profits or other resources. The SAI contains further details about these payments. Please speak with your investment professional to learn more about any payments his or her firm may receive from the distributor or the adviser, as well as fees and/or commissions the intermediary charges.

You should also consult disclosures made by your investment professional at the time of purchase. If mutual fund sponsors and their affiliates make distribution-related payments in varying amounts, investment professionals may have an incentive to recommend one mutual fund over another. Similarly, investment professionals that receive more distribution assistance for one share class versus another may have an incentive to recommend that class over another.

24    YOUR ACCOUNT

Choosing a Share Class

Why different share classes?

By offering different share classes, a fund allows you to choose the method of purchasing shares that is the most beneficial given the amount of your purchase, length of time you expect to hold your shares and other relevant circumstances.

The Burnham Fund, the Burnham Financial Services Fund and the Burnham Financial Long/Short Fund offer shares in Class A and Class C.

Class A Sales Charges

•	The front-end sales charge decreases with the amount you invest and is included in the offering price. See schedule of breakpoints.
•	Rule 12b-1 fee of 0.25% annually of average NAV for the Burnham Fund and the Burnham Financial Services Fund.
•	Rule 12b-1 fee of 0.30% annually of average NAV for the Burnham Financial Long/Short Fund.

	Sales charge as % of
Amount invested	Offering Price	Net Amount Invested
less than $50,000	5.00%	5.26%
$50,000-$99,999	4.50%	4.71%
$100,000-$249,999	4.00%	4.17%
$250,000-$499,999	3.00%	3.09%
$500,000-$999,999	2.00%	2.04%
$1,000,000 and above	—*	—*
*	PURCHASES OF $1 MILLION OR MORE (CLASS A SHARES). The following contingent deferred sales charge (“CDSC”) will be imposed on investments over $1 million if shares are redeemed within two years after purchase. The charge is calculated from the NAV at the time of purchase or redemption, whichever is lower.

Purchase-to-sale period CDSC
Year 1	1.00%
Year 2	0.50%

Class C Deferred Sales Charge

•	CDSC of 1.00% for a purchase to redemption period of less than one year. No sales charge thereafter.
•	Rule 12b-1 fee of 0.75% and service fee of 0.25% annually of average NAV.
•	Maximum purchase $500,000.

Shares not subject to a CDSC are redeemed first; remaining shares are redeemed in the order purchased. No CDSC applies to shares that:

•	Represent increases in the NAV above the net cost of the original investment
•	Were acquired through reinvestment of dividends or distributions
•	Class C shares do not convert to any other class of shares

SALES CHARGE WAIVERS

Under certain conditions, the following investors can buy Class A shares without a sales charge:

•	Shareholders of the Burnham Fund who purchased shares directly from the fund before August 27, 1998
•	Officers, directors, trustees, employees of the adviser, the fund’s distributor, certain other service providers and any of their affiliated companies, and immediate family members of any of these people
•	Employee benefit plans having more than 25 eligible employees or a minimum of $250,000 in plan assets
•	Employees of dealers that are members of the Financial Industry Regulatory Authority (“FINRA”), members of their immediate families, and their employee benefit plans
•	Certain trust companies, bank trust departments and investment advisers that invest on behalf of their clients and charge account management fees

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•	Participants in no-transaction fee programs of discount brokerages that maintain an omnibus account with the Trust
•	Individuals investing distributions from tax-deferred savings and retirement plans
•	Certain institutional investors, subject to pre-approval by the Board of Trustees
•	All retirement plan transfer of assets established directly with the Trust utilizing BNY Mellon Investment Services as the plan’s custodian)

CDSC charges will be waived on redemptions of Class C shares in connection with:

•	Distributions from certain employee tax-qualified benefit plans
•	Any shareholder’s death or disability
•	Withdrawals under an automatic withdrawal plan, provided the annual withdrawal is less than 10% of your account’s original value

Information with respect to sales charges is available on the Trust’s website at www.burnhamfunds.com. Class C shares may not be suitable for investors that anticipate withdrawing more than 10% of the account’s original value per annum.

WAYS TO REDUCE SALES CHARGES

Under certain conditions, investors can reduce or eliminate sales charges on Class A shares provided that sufficient identifying information is supplied at the time of each purchase.

Combined Purchase

Purchases made at the same time by an individual, his or her spouse and any children under the age of 21 are added together to determine the sales charge rate. Your total aggregate shares held in any Burnham fund, regardless of share class, should be taken into consideration when calculating your combined total.

Right of Accumulation

If you, your spouse or any children under the age of 21 already hold shares of any fund, the sales charge rate on additional purchases of Class A shares can be based on your total aggregate shares. Your total aggregate shares held in any Burnham fund, regardless of share class, should be taken into consideration when calculating your combined total.

Letter of Intent

This non-binding agreement allows you to purchase Class A shares over a period of 13 months with the sales charge that would have applied if you had purchased them all at once.

Please note:

You must advise your dealer, the transfer agent or the fund if you qualify for a reduction and/or waiver in sales charges at the time of each purchase. Additional information concerning sales charges is available in the SAI.

Short-term redemption fee

Each fund charges a 2.00% short-term redemption fee on proceeds from shares redeemed (either by selling or exchanging into another fund) within 30 days after purchase. This fee will compensate the relevant fund for expenses directly related to the redemption of fund shares. These expenses include brokerage costs, charges for credit lines and other redemption related costs. The short-term redemption fee is withheld from gross redemption proceeds and is paid to the fund. This fee is not a deferred sales charge and is not a sales commission.

The short-term redemption fee does not apply to transactions involving:

•	Shares acquired through reinvestment of dividends and other distributions;
•	Shares of a fund in an account that is closed by the fund because it fails to meet the fund’s minimum balance requirements and other similar non-discretionary transactions (e.g., in connection with fund mergers, acquisitions or liquidations); and
•	Certain automated or pre-established exchange, asset allocation, fee-based wrap, systematic purchase exchange or redemptions, or dollar cost averaging programs.

Each fund reserves the right, in its sole discretion, to impose (or not to impose) the short-term redemption fee to shares held through certain omnibus accounts (e.g., brokers, retirement plans and variable insurance products). The fund will make this determination after considering, among other things, the fund’s costs of processing redemptions from these accounts and the ability of the omnibus account to systematically assess the redemption fee

26    YOUR ACCOUNT

at the individual account level. You should consult with your retirement plan administrator or omnibus account representative to determine whether the redemption fee is applicable to your shares.

The Trust will, upon written request, waive the redemption fee in the following circumstances (and may waive the redemption fee under other circumstances):

•	Any shareholder’s death or disability;
•	Minimum required distributions from retirement accounts;
•	Return of excess contributions in retirement accounts; and
•	Redemptions resulting in the settlement of an estate due to the death of the shareholder.

The Trust will use the first-in, first-out method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than 30 days, the short-term redemption fee will be assessed on the NAV of those shares calculated at the time the redemption is effected.

Calculation of net asset value

Each fund calculates its NAV of each class as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (generally 4:00 p.m. Eastern time) on each business day that the NYSE is open for regular trading. If the NYSE closes early, the time for calculating the NAV and the deadline for share transactions will be accelerated to the earlier closing time. Purchase and redemption orders received by the Trust’s transfer agent before the regular close of the NYSE will be executed at the offering price calculated at that day’s closing.

The NAV of each class of a fund is the total value of its assets attributable to a class less its liabilities attributable to that class divided by the total number of outstanding fund shares of that class. Each fund values the securities in its portfolio on the basis of market quotations, official closing prices and valuations provided by independent pricing services. Certain short-term securities are valued on the basis of amortized cost. When market quotations, official closing prices or valuations provided by a pricing service are not readily available or determined by the adviser to be unreliable, a fund will use a security’s fair value pursuant to procedures approved by the Board. The use of fair value pricing by a fund may cause the NAV of its shares to differ from the NAV that would be calculated using only market prices. Arbitrage opportunities may exist in certain circumstances, such as when trading in a portfolio security held by a fund is halted and does not resume before the fund calculates its NAV or when an event occurs after the closing of a foreign exchange that materially affects the value of a security held by a fund before the fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of a fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will prevent dilution of any fund’s NAV by short-term traders. While the Trust has policies regarding excessive trading, these too may not be effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts. Foreign markets may be open on days when U.S. markets are closed and the value of foreign securities owned by a fund may change on days when shareholders cannot purchase or redeem shares.

Important information about opening a new account with the Burnham Funds

In furtherance of the national effort to stop the funding of terrorism and to curtail money laundering, the USA PATRIOT Act and other Federal regulations require financial institutions, including mutual funds, to adopt certain policies and programs to prevent money laundering activities, including procedures to verify the identity of all investors opening new accounts. Accordingly, when completing the Trust’s New Account Application, you will be required to supply the Trust with certain information for all persons owning or permitted to act on an account. This information includes: name, date of birth, taxpayer identification number and street address. Also, as required by law, the Trust employs various procedures, such as comparing the information you provide against fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct. Until such verification is made, the Trust may temporarily limit additional share purchases. In addition, the Trust may limit additional share purchases or close your account if it is unable to verify your identity.

The Trust generally will not accept new account applications to establish an account with a non-U.S. address or for a non-resident alien. Puerto Rico, Guam and U.S. military addresses are acceptable.

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How to Buy Shares

Minimum Purchase Amount	Initial purchase	Subsequent purchases
Individual retirement and minor custodial accounts	$100	$50
Automatic investment program	$100	$50
All other accounts and programs	$2,500	$500

These amounts may be waived or changed at the Trust’s discretion.

Method		Procedure
Mail	Open an account	Complete and sign the application form. Send a check drawn on a U.S. bank for at least the minimum amount required. Make the check to “Burnham Investors Trust.” Send the check and application form to the address below.
	Open an IRA	Shares of the Trust are available for purchase through IRAs and other retirement plans. An IRA application and further details about IRAs and other retirement plans are available from the distributor by calling 1-800-874-3863 or your investment professional.
	Subsequent purchase	Send in a check for the appropriate minimum amount (or more) with your account name and number. For your convenience, you may use the deposit slip attached to your quarterly account statements.
Federal Funds Wire	Subsequent purchase	This option is available to existing open accounts only. New accounts must complete an application form and forward payment to the address listed below.
Please contact the transfer agent at 1-800-462-2932 for wire instructions.
Automatic Investment Program		You can make automatic monthly, quarterly or annual purchases (on the 5th or 15th day of each month) of $100 or more. To activate the automatic investment plan, complete an account application notifying the Trust. You may change the purchase amount or terminate the plan at any time by writing to the Trust.
Electronic Funds Transfer		To purchase shares via electronic funds transfer, check this option on your account application form. Your bank must be a member of the ACH system.
Authorized Broker/Dealer or Investment Professional		Contact your broker/dealer or investment professional to set up a new account, purchase fund shares, and make subsequent investments. Purchase orders that are received by your broker/dealer before 4:00 p.m. Eastern time on any business day and properly forwarded by the broker/dealer or investment professional to the transfer agent will receive that day’s NAV. Your broker/dealer or investment professional is responsible for properly forwarding completed orders to the Trust’s transfer agent. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the purchase of fund shares that are in addition to the sales and other charges disclosed in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.

Send regular mail to: Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	Send overnight mail to: Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	Call shareholder service agent: BNY Mellon Asset Servicing toll-free at 1-800-462-2392

28    YOUR ACCOUNT

How to Exchange and Redeem Shares

Method	Procedure
By Mail	Send a letter of instruction, an endorsed stock power or share certificates (if you hold certificate shares) to “Burnham Investors Trust” to the address below. Please be sure to specify:
• the fund
• account number
• the dollar value or number of shares you wish to sell
Include all necessary signatures and any additional documents as well as a medallion signature guarantee if required. (See “What is a Medallion Signature Guarantee?” below)
By Telephone	As long as the transaction does not require a written or medallion signature guarantee, you or your financial professional can sell shares by calling Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative. A check will be mailed to you on the following business day. The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of the call, you will be held responsible for any losses cause by unauthorized telephone orders.
Authorized Broker/Dealer or Investment Professional	If you invest through an authorized broker/dealer or investment professional, they can sell or exchange shares for you. Broker/dealers or investment professionals may charge their customers a processing or service fee in connection with the redemption or exchange of fund shares that are in addition to the sales and other charges described in this prospectus. Shareholders should check with their broker/dealer or investment professional for specific information about any processing or service fees that they may be charged.
Systematic Withdrawal Plans	If you have a share balance of at least $5,000, you may elect to have monthly, quarterly or annual payments of a specified amount ($50 minimum) sent to you or someone you designate. The Trust does not charge for this service. See “Systematic Withdrawal Plan” information below.
By Federal Funds Wire	Confirm with the Trust that a wire redemption privilege, including your bank designation, is in place on your account. Once this is established, you may request to sell shares of any Trust fund. Proceeds will be wired to your pre-designated bank account. See “Federal Funds Wire” information below.
By exchange	Read this prospectus before making an exchange. Class A shares of different Burnham funds have different Rule 12b-1 fees. You will pay more in ongoing Rule 12b-1 expenses if you exchange Class A shares out of the Burnham Fund or Burnham Financial Services Fund and into Burnham Financial Long/Short Fund. Call Burnham Investors Trust at 1-800-462-2392. Press 1 and follow the automated menu to speak to a customer service representative to place your exchange.

Send regular mail to: Burnham Investors Trust c/o BNY Mellon Asset Servicing P.O. Box 9781 Providence, RI 02940-9781	Send overnight mail to: Burnham Investors Trust c/o BNY Mellon Asset Servicing 4400 Computer Drive Westborough, MA 01581-1722	Call shareholder service agent: BNY Mellon Asset Servicing toll-free at 1-800-462-2392

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Transaction Policies

Paying for shares

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. Please note that cash, credit cards, traveler’s checks, credit card checks, cashier’s checks, starter checks from newly established checking accounts or money orders will not be accepted. For fund shares purchases by check, if your check does not clear for any reason, your purchase will be canceled. If your purchase is canceled for any reason, you will be responsible for any losses or fees imposed by your bank and may be responsible for losses that may be incurred as a result of any decline in the value of the canceled purchase.

Third party checks

Third party checks will not be accepted.

Federal funds wires

A federal funds wire transaction must total at least $5,000. Your bank may also charge a fee to send or receive wires.

Telephone transactions

The Trust has procedures to verify that your telephone instructions are genuine. These may include asking for identifying information and recording the call. As long as the Trust and its representatives take reasonable measures to verify the authenticity of calls, you will be held responsible for any losses caused by unauthorized telephone orders.

Regular Investing and Dollar-Cost Averaging

Dollar-cost averaging is the practice of making regular investments over time. When share prices are high, your investment buys fewer shares. When the share price is low, your investment buys more shares. This generally lowers the average price per share that you pay over time.

Dollar-cost averaging cannot guarantee you a profit or prevent losses in a declining market.

Other Policies

Under certain circumstances, the Trust reserves the right to:

•	Suspend the offering of shares
•	Reject any exchange or investment order
•	Change, suspend or revoke exchange privileges
•	Suspend the telephone order privilege without advance notice to shareholders
•	Satisfy a redemption order by paying redemption proceeds with portfolio securities or non-cash assets for certain large orders
•	Suspend or postpone your right to sell fund shares on days when trading on the NYSE is restricted, or as otherwise permitted by the Commission
•	Change the investment minimums or other requirements for buying or selling shares, or waive minimums and requirements for certain investors

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Redeeming Shares

You may redeem your shares in the Trust on any business day. The proceeds are generally sent out within three business days after your order is executed. Sale proceeds may be delayed beyond the normal three business days:

•	In unusual circumstances where the law allows additional time if needed
•	If a check you wrote to buy shares has not cleared by the time you sell the shares

If you think you will need to redeem shares soon after buying them, you can avoid the check clearing time (which may be up to 15 days) by investing by wire or certified check.

What is a medallion signature guarantee?

A medallion signature guarantee verifies that your signature is authentic. Most banks and financial institutions can provide you with a medallion signature guarantee, provided that the financial institution participates in the Medallion Program. Some financial institutions charge a fee, but it is usually waived if you are a customer of the financial institution. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and New York Stock Exchange, Inc. Medallion Signature Program (NYSE MSP).

A notary public cannot provide a medallion signature guarantee.

You will need a medallion signature guarantee on a written request to sell shares in certain cases, including:

•	When selling more than $50,000 worth of shares
•	When you want your check to be payable to someone other than the owner of record, or sent somewhere other than the address of record
•	When you want the proceeds sent by wire or electronic transfer to a bank account you have not designated in advance
•	When you would like a check mailed to an address that has been changed within 30 days of your redemption request

Exchange Privilege

You may exchange shares of a fund at NAV for shares of the same class of another fund of the Trust. An exchange of shares of a fund for shares of the same class of another fund of the Trust is a taxable event and has the same tax consequences as a sale or redemption. The Trust’s general policy is that sales charges on investments entering the fund complex should be applied only once. Therefore, you may exchange shares freely between funds within the same share class without paying additional sales charges. Special tax rules may apply. See the “Taxes” section of the SAI. In limited circumstances, the Trust may permit beneficial holders with financial intermediary sponsored fee-based programs to exchange their shares in a particular share class of a fund for shares in a different share class of the same fund if the shareholder meets the eligibility requirements for that class of shares or the shareholder is otherwise eligible to purchase that class of shares. Such an exchange is generally a non-taxable exchange for federal income tax purposes. Except as noted above, exchanges must meet the minimum initial investment requirements of the applicable fund.

Each fund reserves the right to modify this policy in the future. The funds may restrict or cancel the exchange privilege of any person that, in the opinion of the funds, is using market timing strategies.

Excessive Trading Policy

Purchases and exchanges should be made for investment purposes only. Frequent trades in your account or accounts controlled by you can disrupt portfolio investment strategies and increase fund expenses, including brokerage and administrative costs, and may also dilute the value of the holdings of other shareholders of the fund. The Board has adopted policies and procedures designed to discourage short-term trading of fund shares. Fund shares are not intended for market timing or excessive trading and no fund accommodates short-term trading. The Trust or its agents reserve the right to restrict, reject or cancel (with respect to cancellation, on the next business day after the receipt of the order), without any prior notice, any purchase orders (including exchange purchases) by any investor or group of investors indefinitely for any reason, including in particular, purchase orders that they believe are attributable to market timers or are otherwise excessive or potentially disruptive to the funds. This policy applies to transactions accepted by any investor’s financial intermediary. In the event that an exchange request is rejected or cancelled, neither the redemption nor the purchase side of the exchange will be processed. The Trust reserves the right to delay for one business day the processing of exchange requests in the event that, in

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the Trust or its agents’ judgment, such delay would be in a fund’s best interest, in which case both the redemption and the purchase side of the exchange will receive the fund’s NAV at the conclusion of the delay period. Specifically, to deter market timing and excessive trading, the Trust or its agents undertake to temporarily or permanently restrict, reject or cancel, without any prior notice, purchase and exchange orders of any investor who makes more than two exchanges (each exceeding $10,000 in value) out of a fund within 30 days of each other.

Certain automated or pre-established exchange, asset allocation, systematic purchase, exchange or redemption, or dollar cost average programs are exempt from this policy. This policy may be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor regulations. These exchange limits are subject to the Trust’s ability to monitor exchange activity, as discussed under “Limitations on the Ability to Detect and Curtail Excessive Trading Practices” below. In applying this policy, the Trust considers the information available to it at the time and may consider trading done in multiple accounts known to be under common ownership, control or influence.

Limitations on the Ability to Detect and Curtail Excessive Trading Practices.

Shareholders seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection and, despite the best efforts of the Trust to prevent excessive trading, there is no guarantee that the Trust or its agents will be able to identify such shareholders or curtail their trading practices. The Trust receives fund purchase, exchange and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these intermediaries or by the use of omnibus account arrangements offered by these intermediaries to investors. Omnibus account arrangements are common forms of holding shares of a fund, particularly among financial intermediaries such as brokers, retirement plans and variable insurance products. These arrangements often permit financial intermediaries to aggregate their clients’ share ownership positions and to purchase, redeem and exchange fund shares where the identity of the particular shareholder(s) is not known to a fund.

Small Account Balances

The Trust reserves the right to close your account if your balance falls below $1,000. This minimum does not apply to accounts that are not subject to a minimum investment requirement of $1,000. A fund may assess a fee of $20 annually for accounts that do not meet this minimum amount.

Escheatment of Shares to States

If no account activity occurs in your account within the time period specified by applicable state law, the assets in your account may be considered abandoned and transferred (also known as “escheated”) to the appropriate state. The escheatment time period varies by state.

Reinstatement Privilege (Class A Shares)

A shareholder of Class A or Class C shares who has redeemed such shares and has not previously exercised the reinstatement privilege may reinvest any portion or all of the redemption proceeds in Class A shares at NAV, provided that such reinstatement occurs within 120 calendar days after such redemption and the account meets the minimum account size requirement. This privilege may be modified or terminated at any time by the Trust.

In order to use this privilege, the shareholder must clearly indicate by written request to the applicable fund that the purchase represents a reinvestment of proceeds from previously redeemed Class A or Class C shares. If a shareholder realizes a gain on redemption of shares, this gain is taxable for federal income tax purposes even if all of such proceeds are reinvested. Special tax rules may apply if the redeemed shares were held for less than 91 days by the shareholder. If a shareholder incurs a loss on a redemption and reinvests the proceeds in the same fund, part or all of such loss may not be currently deductible for such tax purposes. See the “Taxes” section of the Trust’s SAI for further details on the application of these rules to shareholders.

THE REINSTATEMENT PRIVILEGE MAY BE USED BY EACH SHAREHOLDER ONLY ONCE, REGARDLESS OF THE NUMBER OF SHARES REDEEMED OR REPURCHASED. However, the privilege may be used without limit in connection with transactions for the sole purpose of transferring a shareholder’s interest in a fund to his or her IRA or other tax-qualified retirement plan account.

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Systematic Withdrawal Plan

A systematic withdrawal plan (“SWP”) is available for shareholders who maintain an account balance of at least $5,000 and who want to receive a specific amount of cash in amounts not less than $50 either monthly, quarterly, or annually. You may subscribe to this service by contacting your account executive, or by contacting the shareholder service agent at 1-800-462-2392.

The Trust’s transfer agent will redeem a sufficient number of your shares, held in book-entry form, at the NAV (for Class A shares) or less the appropriate CDSC (for Class C shares) at the close of business of the NYSE on or about the 20th day of each payment month. A check will be mailed to you no later than three business days following the date on which the shares are redeemed. SWPs are taxable transactions that have the same tax consequences as other redemptions.

Household Delivery of Fund Documents

With your consent, the Trust may send a single prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Trust. If you want to revoke your consent to this practice, you may do so by notifying the Trust, by phone or in writing. See “How to Contact Us” below. The Trust will begin mailing separate prospectuses and shareholder reports to you within 30 days after receiving your notice.

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Tax Considerations and Distributions

Each fund pays dividends and distributions, as described in the table below.

Unless you notify the fund otherwise, your income and capital gains distributions from a fund will be reinvested in that fund. However, if you prefer you may:

•	Receive all distributions in cash or
•	Reinvest capital gains distributions but receive your income distributions in cash

You may indicate your distribution choice on your application form upon purchase. For shareholders that are subject to tax, you will be taxable on the amount of the distribution whether you reinvest the distribution or receive it as cash.

If you invest in a fund through a tax-deferred account, such as an IRA, you will not be subject to tax on dividends and distributions from the fund or the sale of the fund shares, if those amounts remain in the tax-deferred account and the fund shares were not financed with borrowings.

Type of Distribution	Declared & Paid	Federal Tax Status
Dividends from Net Investment Income (all funds)	annually	ordinary income or qualified dividend income
Short-term capital gains (all funds)	annually	ordinary income
Long-term capital gains (all funds)	annually	long-term capital gain

Distributions from a fund’s investment company taxable income are generally taxable either as ordinary income or, if so reported by a fund in written statements furnished to its shareholders and certain other conditions are met, as “qualified dividend income” taxable to individual shareholders at long-term capital gain rates.

Generally, distributions attributable to long-term capital gains will be taxable as long-term capital gain, and distributions attributable to short-term capital gain will be taxable as ordinary income. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is currently 23.8% (which includes a 3.8% Medicare tax).

Each fund may also pay dividends and distributions at other times if necessary for a fund to avoid U.S. federal income or excise tax. Distributions generally are taxable in the year you receive them. In some cases, distributions you receive in January are taxable as if they were paid during the previous year.

Each fund issues Form 1099 tax information statements recording all distributions and redemptions for the preceding year. These forms are mailed to shareholders and to the Internal Revenue Service (the “IRS”) each year. Any shareholder who does not supply a valid taxpayer identification number to the funds may be subject to federal backup withholding.

It is generally a taxable event whenever you redeem shares or exchange shares of a fund for shares of another fund of the Trust. Generally, you will recognize a capital gain or capital loss in an amount equal to the difference between the net amount of the redemption proceeds (or in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares you redeem or exchange.

You should consult your tax adviser about your own particular tax situation.

34    YOUR ACCOUNT

Buying Shares Before a Distribution

The money a fund earns, either as income or as capital gains, is reflected in its share price until the fund makes a distribution. At that time, the amount of the distribution is deducted from the share price and is either reinvested in additional shares or paid to shareholders in cash.

If you buy fund shares just before a distribution, you will get some of your investment back in the form of a taxable distribution. You can avoid this by waiting to invest until after the fund makes its distribution.

Investments in tax-deferred accounts are not affected by the timing of distribution payments because generally there are no tax consequences on distributions to these accounts.

Backup Withholding

When you fill out your application form, be sure to provide your social security number or taxpayer ID number. Otherwise, the IRS will require each fund to backup withhold at a rate of 28% on all dividends, distributions, sales proceeds and any other payments to you from the fund. In certain circumstances, the IRS may also require a fund to backup withhold even when an appropriate number has been provided by a shareholder.

Cost Basis Reporting

A fund (or its agent) must report to the IRS and furnish to fund shareholders cost basis information for fund shares purchased on or after January 1, 2012, and sold or exchanged on or after that date. The funds have selected average cost as the default cost basis method. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting law applies to them. If you wish to select another cost basis method, please contact the funds for further information.

Retirement Plans

We offer a number of tax-deferred plans for retirement savings:

TRADITIONAL IRAs allow money to grow tax-deferred until you take it out. Contributions may be deductible for some investors.

ROTH IRAs also offer tax-free growth. Contributions are non-deductible, but withdrawals are tax-free for investors who meet certain requirements.

SEP-IRAs and other types of plans are also available. Consult your tax professional to determine which type of plan may be beneficial to you.

COVERDELL EDUCATION SAVINGS ACCOUNTS. Contributions are non-deductible, but withdrawals for eligible education expenses are tax-free for investors who meet certain requirements.

YOUR ACCOUNT    35

Financial Highlights

These Financial Highlights tables are intended to help you understand each fund’s financial performance over the past five years or for the life of the fund reporting period. Certain information reflects financial results for a single share. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in that fund, assuming reinvestment of all dividends and distributions. For the fiscal years ended December 31, 2014, December 31, 2013 and December 31, 2012, this information was audited by (Independent Registered Public Accounting Firm) Tait, Weller & Baker LLP, whose report, along with the Trust’s financial statements, is included in the annual report, which is available upon request. For fiscal years prior to December 31, 2011, the Trust’s financial statements were audited by another independent registered public accounting firm.

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options[7]	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total distributions
Burnham Fund
CLASS A SHARES[c]
12/31/2014	$36.76	$0.10	$2.85	$2.95	$(0.14)	$ —	$(1.93)	$(2.07)
12/31/2013	31.65	0.19	7.43	7.62	(0.03)	—	(2.48)	(2.51)
12/31/2012	29.00	0.29	3.37	3.66	(0.05)	—	(0.96)	(1.01)
12/31/2011	28.70	0.10	1.40	1.50	—	—	(1.20)	(1.20)
12/31/2010	23.56	0.05	5.24	5.29	(0.15)	—	—	(0.15)
CLASS C SHARES
12/31/2014	$34.65	$(0.18)	$2.69	$2.51	$—	$—	$(1.93)	$(1.93)
12/31/2013	30.16	(0.07)	7.04	6.97	—	—	(2.48)	(2.48)
12/31/2012	27.84	0.05	3.23	3.28	—	—	(0.96)	(0.96)
12/31/2011	27.80	(0.10)	1.34	1.24	—	—	(1.20)	(1.20)
12/31/2010	23.02	(0.16)	5.13	4.97	(0.19)	—	—	(0.19)
Burnham Financial Services Fund
CLASS A SHARES[d]
12/31/2014	$25.77	$(0.21)	$3.06	$2.85	$—	$—	$(0.74)	$(0.74)
12/31/2013	19.03	(0.13)	6.87	6.74	—	—	—	—
12/31/2012	15.42	(0.07)	3.68	3.61	—	—	—	—
12/31/2011	17.21	(0.06)	(1.72)	(1.78)	(0.01)	—	—	(0.01)
12/31/2010	16.95	0.01	0.34	0.35	(0.09)	—	—	(0.09)
CLASS C SHARES
12/31/2014	$24.59	$(0.39)	$2.90	$2.51	$—	$—	$(0.74)	$(0.74)
12/31/2013	18.30	(0.28)	6.57	6.29	—	—	—	—
12/31/2012	14.94	(0.18)	3.54	3.36	—	—	—	—
12/31/2011	16.79	(0.18)	(1.67)	(1.85)	—	—	—	—
12/31/2010	16.66	(0.10)	0.31	0.21	(0.08)	—	—	(0.08)

36    FINANCIAL HIGHLIGHTS

Financial Highlights

			Ratio to average net assets %
Redemption fees[a,b]	Net asset value, end of period	Total return %	Net assets, end of period (in $000's)	Ratio of total expenses after reimbursement/ recovery[6]	Ratio of total expenses before reimbursement/ recovery[6]	Ratio of net investment income (loss)	Portfolio turnover rate %

$0.00	$37.64	8.04	$124,215	1.36	1.36	0.25	24
0.00	36.76	24.28	145,480	1.33	1.33	0.53	45
0.00	31.65	12.61	145,034	1.38	1.43	0.91	82
0.00	29.00	5.40	90,790	1.40	1.40	0.35	89
0.00	28.70	22.45	80,940	1.51	1.44	0.22	58

$0.00	$35.23	7.25	$15,417	2.11	2.11	(0.50)	24
0.00	34.65	23.32	17,810	2.08	2.08	(0.22)	45
0.00	30.16	11.77	13,542	2.13	2.18	0.16	82
0.00	27.84	4.64	1,618	2.14	2.14	(0.35)	89
0.00	27.80	21.60	459	2.26	2.19	(0.62)	58

$0.00	$27.88	11.11	$76,726	1.80	1.64	(0.79)	106
0.00	25.77	35.42	77,206	1.80	1.81	(0.56)	126
0.00	19.03	23.41	46,157	1.70	2.24	(0.35)	168
0.00	15.42	(10.34)	37,801	1.80	1.90	(0.39)	129
0.00	17.21	2.07	44,248	1.80	1.73	0.05	137

$0.00	$26.36	10.26	$12,180	2.55	2.39	(1.54)	106
0.00	24.59	34.37	7,258	2.55	2.56	(1.31)	126
0.00	18.30	22.49	3,895	2.43	2.99	(1.08)	168
0.00	14.94	(11.02)	2,199	2.55	2.63	(1.15)	129
0.00	16.79	1.30	3,468	2.56	2.48	(0.62)	137

FINANCIAL HIGHLIGHTS    37

Financial Highlights

	Income from investment operations				Less distributions
	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on securities and options[7]	Total from investment operations	Dividends from net investment income	Distributions from return of capital	Distributions from capital gains (from securities and options transactions)	Total distributions
Burnham Financial Long/Short Fund
CLASS A SHARES
12/31/2014	$13.90	$(0.14)	$1.81	$1.67	$—	$—	$(0.65)	$(0.65)
12/31/2013	11.40	(0.00)[b]	2.68	2.68	—	—	(0.18)	(0.18)
12/31/2012	9.39	(0.06)	2.44	2.38	—	—	(0.37)	(0.37)
12/31/2011	11.92	(0.12)	(1.72)	(1.84)	(0.03)	—	(0.66)	(0.69)
12/31/2010	11.77	0.01	0.27	0.28	(0.03)	—	(0.10)	(0.13)
CLASS C SHARES
12/31/2014	$13.32	$(0.23)	$1.73	$1.50	$—	$—	$(0.65)	$(0.65)
12/31/2013	11.01	(0.09)	2.58	2.49	—	—	(0.18)	(0.18)
12/31/2012	9.14	(0.13)	2.37	2.24	—	—	(0.37)	(0.37)
12/31/2011	11.67	(0.19)	(1.68)	(1.87)	—	—	(0.66)	(0.66)
12/31/2010	11.58	(0.08)	0.27	0.19	—	—	(0.10)	(0.10)
a	Per share values have been calculated using the average share method.
b	Less than $0.01 per share.
c	On December 28, 2011, all 1,092.67 Class B shares of the Burnham Fund with net asset value of $31,385 automatically converted to Class A shares.
d	On December 28, 2011, all 60,448.26 Class B shares of Burnham Financial Services Fund with net asset value of $866,082 automatically converted to Class A shares.
e	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.80%, 1.75%, 1.59%, 1.74% and 1.99%, for 12/31/2014, through 12/31/2010, respectively.
f	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 1.85%, 1.89%, 2.10%, 1.95% and 2.11%, for 12/31/2014, through 12/31/2010, respectively.
g	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (0.45%), 0.51%, (0.02)%, (0.27)% and (0.44)%, for 12/31/2014, through 12/31/2010, respectively.
h	Ratio of total expenses after reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.50%, 2.45%, 2.27%, 2.44% and 2.69%, for 12/31/2014, through 12/31/2010, respectively.
i	Ratio of total expenses before reimbursement/recovery excluding dividend and interest expense on securities sold short, the ratios would have been 2.55%, 2.59%, 2.80%, 2.65% and 2.82%, for 12/31/2014, through 12/31/2010, respectively.
j	Ratio of net investment income (loss) excluding dividend and interest expense on securities sold short, the ratios would have been (1.15%), (0.19)%, (0.70)%, (0.94)% and (0.72)%, for 12/31/2014, through 12/31/2010, respectively.

38    FINANCIAL HIGHLIGHTS

Financial Highlights

			Ratio to average net assets %
Redemption fees[a,b]	Net asset value, end of period	Total return %	Net assets, end of period (in $000's)	Ratio of total expenses after reimbursement/ recovery[6]	Ratio of total expenses before reimbursement/ recovery[6]	Ratio of net investment income (loss)	Portfolio turnover rate %

$0.00	$14.92	12.08	$70,544	2.30[e]	2.35[f]	(0.95)[g]	131
0.00	13.90	23.52	67,912	2.27[e]	2.41[f]	(0.02)[g]	172
0.00	11.40	25.38	50,459	2.18[e]	2.69[f]	(0.61)[g]	204
0.00	9.39	(15.26)	54,851	2.63[e]	2.75[f]	(1.08)[g]	148
0.00	11.92	2.41	101,610	2.38[e]	2.30[f]	0.06[g]	159

$0.00	$14.17	11.33	$10,614	3.00[h]	3.05[i]	(1.65)[j]	131
0.00	13.32	22.62	8,529	2.97[h]	3.11[i]	(0.72)[j]	172
0.00	11.01	24.54	7,140	2.86[h]	3.39[i]	(1.29)[j]	204
0.00	9.14	(15.85)	6,504	3.33[h]	3.46[i]	(1.77)[j]	148
0.00	11.67	1.69	11,160	3.08[h]	3.00[i]	(0.68)[j]	159

FINANCIAL HIGHLIGHTS    39

Where to Get More Information

Annual and Semi-Annual Reports

These reports to shareholders contain additional information about the funds’ investments. In the funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during the last fiscal year, detailed performance data, a complete inventory of the funds’ securities and a report from the funds’ independent registered public accounting firm.

Statement of Additional Information (SAI)

The SAI includes additional information about the funds. A current SAI has been filed with the Commission and is incorporated by reference into this prospectus (that is, it is legally a part of this prospectus). Information about the funds
(including the SAI) can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C.

Information on the operation of the Commission’s Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Reports and other information about the funds are available on the EDGAR Database on the Commission’s Internet site at www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section,
Washington, D.C. 20549-1520.

How to contact us

You can obtain these documents free of charge on the funds’ website at www.burnhamfunds.com, or by contacting your dealer or:

Distributor:
Burnham Securities Inc.
40 West 57th Street, 28th Floor
New York, New York 10019

phone: 1-800-874-FUND (3863)
internet: www.burnhamfunds.com
email: contact@burnhamfunds.com

SEC file number: 811-00994